SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2004

Date of Report (Date of earliest event reported)

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	04-2680009

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

176 South Street, Hopkinton, Massachusetts 01748

(Address of Principal Executive Offices, including Zip Code)

(508) 435-1000

(Registrant's Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	Other Events and Required FD Disclosure.

In connection with the Registration Statement on Form S-3 (File No. 333-111146) filed on December 12, 2003, as amended by Amendment No. 1 filed on January 12, 2004, we are filing an opinion of Paul T. Dacier concerning the common stock of EMC Corporation.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

5.1	Opinion of Paul T. Dacier regarding the common stock of EMC Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier

Date: January 12, 2004	Paul T. Dacier
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Paul T. Dacier regarding the common stock of EMC Corporation.

Exhibit 5.1

January 12, 2004

EMC Corporation 176 South Street Hopkinton, MA 01748

Ladies and Gentlemen:

I am Senior Vice President and General Counsel to EMC Corporation, a Massachusetts corporation (the "Company"), and am issuing this opinion in connection with the registration statement on Form S-3 (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), the shares (the "Shares") of common stock, par value $.01 per share, of the Company issuable pursuant to and in connection with the conversion of 4 1/2 % senior convertible notes due April 1, 2007 (the "Notes") which were issued pursuant to an indenture dated as of April 5, 2002, between the Wilmington Trust Company, as trustee, and Documentum, Inc., the indenture, as amended, being hereinafter referred to as the "Indenture." The Company assumed Documentum's obligations under the notes when it acquired Documentum on December 18, 2003.

In this connection, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of: (i) the Registration Statement; (ii) the Indenture; (iii) the Restated Articles of Organization, as amended, of the Company; (iv) such records of the corporate proceedings of the Company as I have deemed necessary or appropriate as a basis for the opinions set forth herein; and (v) such certificates of officers of the Company and others and such other records and documents as I have deemed necessary or appropriate as a basis for the opinion set forth herein.

In my examination, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such copies. As to any facts material to the opinion expressed herein which I have not independently established or verified, I have relied upon statements and representations of other officers and representatives of the Company and others.

I am admitted to the Bar of the Commonwealth of Massachusetts and do not purport to be an expert on, or express any opinion concerning, any law other than the substantive laws of the Commonwealth of Massachusetts.

Based upon and subject to the foregoing, I am of the opinion that the Shares have been duly authorized for issuance and, when issued upon conversion of the Notes in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable.

I hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement. In giving this consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder. The undersigned assumes no obligation to revise or supplement this opinion letter should the laws of such jurisdiction be changed after the date hereof by legislative action, judicial decision or otherwise.

This opinion is furnished by me, as Senior Vice President and General Counsel to the Company, in connection with the filing of the Registration Statement and is not to be used, circulated or quoted for any other purpose or otherwise referred to or relied upon by any other person without the prior express written permission of the Company other than in connection with the offer and sale of Shares while the Registration Statement is in effect.

Very truly yours,

/s/ Paul T. Dacier

Senior Vice President and General Counsel